Amplify CWP Growth & Income ETF
Schedule of Investments
June 30, 2025 (Unaudited)

COMMON STOCKS - 97.9%	Shares	Value
Communication Services - 21.2%
Alphabet, Inc. - Class A	24,748	$4,361,340
Meta Platforms, Inc. - Class A	7,287	5,378,462
Netflix, Inc. (a)	2,953	3,954,451
ROBLOX Corp. - Class A (a)	11,266	1,185,183
Spotify Technology SA (a)(b)	1,574	1,207,793
T-Mobile US, Inc. (b)	6,581	1,567,989
Verizon Communications, Inc.	282	12,202
		17,667,420

Consumer Discretionary - 11.6%
Amazon.com, Inc. (a)	22,523	4,941,321
DoorDash, Inc. - Class A (a)	4,385	1,080,946
Home Depot, Inc. (b)	4,134	1,515,690
Tesla, Inc. (a)	6,611	2,100,050
		9,638,007

Consumer Staples - 4.5%
Coca-Cola Co.	7,536	533,172
Costco Wholesale Corp.	1,338	1,324,540
elf Beauty, Inc. (a)	4,997	621,827
PepsiCo, Inc.	1,245	164,390
Procter & Gamble Co.	7,158	1,140,412
		3,784,341

Financials - 6.1%
Allstate Corp.	7,277	1,464,933
Robinhood Markets, Inc. - Class A (a)	14,309	1,339,752
Visa, Inc. - Class A	6,426	2,281,551
		5,086,236

Health Care - 7.4%
Amgen, Inc.	3,805	1,062,394
Cencora, Inc.	5,605	1,680,659
Eli Lilly & Co.	1,818	1,417,186
Intuitive Surgical, Inc. (a)	781	424,403
McKesson Corp.	2,199	1,611,383
		6,196,025

Industrials - 5.0%
Boeing Co. (a)	2,840	595,065
Honeywell International, Inc.	5,462	1,271,991
Howmet Aerospace, Inc. (b)	5,334	992,818
RTX Corp.	8,865	1,294,467
		4,154,341

Information Technology - 40.7%(c)
Advanced Micro Devices, Inc. (a)	16,491	2,340,073
Apple, Inc.	29,541	6,060,927
Broadcom, Inc.	14,278	3,935,731
Cisco Systems, Inc.	17,370	1,205,131
Jabil, Inc.	2,196	478,947
Microsoft Corp.	15,035	7,478,559
NVIDIA Corp.	62,231	9,831,876
Oracle Corp.	6,593	1,441,427
Palantir Technologies, Inc. - Class A (a)(b)	2,940	400,781
Palo Alto Networks, Inc. (a)	3,936	805,463
		33,978,915

Materials - 1.4%
Linde PLC	2,460	1,154,183
TOTAL COMMON STOCKS (Cost $72,767,636)		81,659,468

REAL ESTATE INVESTMENT TRUSTS - COMMON - 0.6%	Shares	Value
Real Estate - 0.6%
Equinix, Inc.	617	490,805
TOTAL REAL ESTATE INVESTMENT TRUSTS - COMMON (Cost $506,222)		490,805

SHORT-TERM INVESTMENTS - 2.2%		Value
Money Market Funds - 2.2%	Shares
Invesco Government & Agency Portfolio - Institutional Class, 4.26% (d)	1,846,843	1,846,843
TOTAL SHORT-TERM INVESTMENTS (Cost $1,846,843)		1,846,843

TOTAL INVESTMENTS - 100.7% (Cost $75,120,701)		83,997,116
Liabilities in Excess of Other Assets - (0.7)%		(574,538)
TOTAL NET ASSETS - 100.0%		$83,422,578
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.

Amplify CWP Growth & Income ETF
Schedule of Written Options
June 30, 2025 (Unaudited)

WRITTEN OPTIONS - (0.1)%	Notional Amount	Contracts	Value
Call Options - (0.1)% (a)(b)
Home Depot, Inc., Expiration: 07/11/2025; Exercise Price: $362.50	$(733,280)	(20)	$(15,700)
Howmet Aerospace, Inc., Expiration: 07/11/2025; Exercise Price: $185.00	(465,325)	(25)	(11,500)
Palantir Technologies, Inc., Expiration: 07/11/2025; Exercise Price: $138.00	(190,848)	(14)	(5,705)
Spotify Technology SA, Expiration: 07/11/2025; Exercise Price: $767.50	(460,404)	(6)	(11,670)
T-Mobile US, Inc., Expiration: 07/03/2025; Exercise Price: $227.50	(1,191,300)	(50)	(55,375)
TOTAL WRITTEN OPTIONS (Premiums received $59,149)			$(99,950)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Amplify CWP Growth & Income ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	81,659,468	–	–	81,659,468
Real Estate Investment Trusts - Common	490,805	–	–	490,805
Money Market Funds	1,846,843	–	–	1,846,843
Total Investments	83,997,116	–	–	83,997,116

Liabilities:
Investments:
Written Options	–	(99,950)	–	(99,950)
Total Investments	–	(99,950)	–	(99,950)

Refer to the Schedule of Investments for further disaggregation of investment categories.